                                                                    EXHIBIT 10.1

                 CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of March 31, 2003 (the "Amendment Date"), is among EGL, Inc., each of its Subsidiaries party hereto, Bank of America, National Association, in its capacity as collateral and administrative agent for the Lenders, and each of the lending institutions party hereto.

                                    RECITALS:

         A. The Loan Parties, the Lenders, and the Agent are parties to the certain Credit Agreement dated as of December 20, 2001, as amended by the First Amendment to Credit Agreement dated as of March 7, 2002 and the Consent and Second Amendment to Credit Agreement dated as of October 14, 2002 (the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

         B. The Loan Parties have requested that the Lenders consent to the acquisition by EGL Eagle Global Logistics L.P. (the "Purchaser") of substantially all of the business operations and assets of Sig M. Glukstad, Inc., a Florida corporation d/b/a Miami International Forwarders and MIF ("MIF"), Chamsey Transfer, Inc., a Florida corporation ("Chamsey"), and Surf Carriers, Inc., a Florida corporation ("Surf Carriers").

         C. The Loan Parties have proposed that the Credit Agreement be amended in connection with such acquisition.

         D. The undersigned Lenders are willing to consent to such acquisition and to amend the Credit Agreement as, and subject to the terms and conditions, provided hereinbelow.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement, as amended hereby.



CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 1

                                    ARTICLE 2

    Consent to the MIF Acquisition and the Guaranty of Debt of Ashton Leasing

   Section 2.1 Conditional Consent to the MIF Acquisition and Related Matters.

         (a) Subject to the succeeding proviso, and notwithstanding anything to the contrary contained in Section 7.10 of the Credit Agreement or clause (c) of the definition of the term "Permitted Acquisition", the Majority Lenders hereby consent to the acquisition by the Purchaser of substantially all of the business operations and assets of each of MIF, Chamsey and Surf Carriers (the "MIF Acquisition") in accordance with the terms and provisions of that certain Asset Purchase Agreement dated as of March 31, 2003, among the Purchaser, MIF, Chamsey, Surf Carriers and certain stockholders of MIF, Chamsey and Surf Carriers (the "Asset Purchase Agreement") in the form attached hereto as Third Amendment Exhibit A, and the Majority Lenders hereby waive any Default or Event of Default occurring under Section 7.10 of the Credit Agreement which would, but for the consent contained herein, consist of consummation of the MIF Acquisition (it being agreed and understood by the parties hereto that, except as expressly provided herein, such waiver shall not relate to any consequences of the MIF Acquisition, but relates only to the act of consummation of the MIF Acquisition itself) or result directly from compliance with the terms of the Asset Purchase Agreement as they relate to the MIF Acquisition; provided, however, that such consent is conditioned upon:

                  (i) the MIF Acquisition being consummated in accordance with the Asset Purchase Agreement;

                  (ii) the satisfaction of each of the requirements set forth in clauses (a), (e), (f), (g) and (h) of the definition of the term "Permitted Acquisition";

                  (iii) the obligation to pay the $10,000,000 deferred portion of the purchase price payable by the Purchaser in accordance with
         Section 2.3 of the Asset Purchase Agreement (the "Deferred Payment Obligation") not being secured by any Lien and being subject to a subordination agreement in form and substance satisfactory to the Agent executed by the Purchaser, any guarantor of the obligations of the Purchaser under the Asset Purchase Agreement, the "Sellers" (as such term is defined in the Asset Purchase Agreement) and the Agent;

                  (iv) the obligation of the Purchaser to pay the Year 1 Earnout and the Year 2 Earnout (each as defined in the Asset Purchase Agreement) (the "Earnout Payment Obligation"), in accordance with
         Section 2.4 of the Asset Purchase Agreement, not being secured by any Lien and being subject to a subordination agreement in form and substance satisfactory to the Agent executed by the Purchaser, any guarantor of the obligations of the Purchaser under the Asset Purchase Agreement, the "Sellers" (as such term is defined in the Asset Purchase Agreement) and the Agent; and

                  (v) the Parent's execution and delivery to the Agent, substantially concurrently with the consummation of the MIF Acquisition, of a certification in form


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 2 and substance satisfactory to the Agent certifying that each of the conditions referred to in clauses (i), (ii), (iii) and (iv) above has been satisfied.

         (b) In addition, and not withstanding anything to the contrary contained in Section 7.10, 7.12 or 7.13 of the Credit Agreement, immediately upon the effectiveness of the consent of the Majority Lenders to the consummation of the MIF Acquisition as provided in clause (a) of this Section 2.1, the Majority Lenders hereby:

                  (i) consent to the incurrence of the Debt consisting of the Purchaser's Deferred Payment Obligation and waive any Default or Event of Default occurring under Section 7.13 of the Credit Agreement which would, but for the consent contained herein, consist of the incurrence of such Deferred Payment Obligation;

                  (ii) consent to the incurrence of the Debt consisting of the Purchaser's Earnout Payment Obligation and waive any Default or Event of Default occurring under Section 7.13 of the Credit Agreement which would, but for the consent contained herein, consist of the incurrence of such Earnout Payment Obligation;

                  (iii) consent to the Guaranty by EGL, Inc. of all the Purchaser's obligations arising under the Asset Purchase Agreement, including, without limitation, its Guaranty of the Deferred Payment Obligation and the Earnout Payment Obligation, and waive any Default or Event of Default occurring under Section 7.12 or Section 7.13 of the Credit Agreement which would, but for the consent contained herein, consist of the Guaranty of such obligations; and

                  (iv) consent to the obligation of the Purchaser to pay interest under certain specified circumstances in accordance with
         Section 9.13 of the Asset Purchase Agreement (the "Interest Payment Obligation") and any incurrence of Debt consisting of such Interest Payment Obligation, and waive any Default or Event of Default occurring under Section 7.10 or 7.13 of the Credit Agreement which would, but for the consent contained herein, consist of such Interest Payment Obligation.

         Section 2.2 Representations regarding the MIF Acquisition. Each of EGL, Inc. and its Subsidiaries party hereto hereby represents and warrants or covenants (as applicable) to or with the Agent and the Lenders that (a) the MIF Acquisition is being, or will be, consummated in accordance with the Asset Purchase Agreement and (b) each of the requirements set forth in clauses (a),
(e), (f), (g) and (h) of the definition of the term "Permitted Acquisition" is being, or will be, satisfied in connection with the MIF Acquisition. Without limiting the generality of the foregoing, the Purchaser hereby certifies to the Agent and the Lenders that (i) after giving effect to the completion of the MIF Acquisition, the Availability Without Regard to Line Constraint is not less than $40,000,000 on a pro forma basis which includes all consideration given in connection with the MIF Acquisition as having been paid in cash at the time of making the MIF Acquisition and (ii) attached hereto as Third Amendment Schedule 1 is a pro forma calculation which evidences the veracity of the statement made in the immediately preceding clause (i).


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 3

         Section 2.3 Conditional Consent to the Guaranty of Debt of Ashton Leasing. Subject to the succeeding proviso, and notwithstanding anything to the contrary contained in Section 7.12 or Section 7.13 of the Credit Agreement, the Majority Lenders hereby consent to the Guaranty by EGL, Inc. of the Ownership Percentage (as hereinafter defined) of the indebtedness of Ashton Leasing, Ltd. ("Ashton") owed to Ford Motor Credit Company under that certain Master Lease and Services Agreement (Net) dated as of August 30, 2001 between Ford Motor Credit Company and Ashton and waive any Default or Event of Default occurring under
Section 7.12 or Section 7.13 of the Credit Agreement which would, but for the consent contained herein, consist of such Guaranty by EGL, Inc.; provided, however, that such consent is conditioned upon (a) the percentage of the total amount of such indebtedness being guaranteed by EGL, Inc. not exceeding, at any time, the percentage of the equity ownership of EGL Delaware Limited Liability Company in Ashton (the "Ownership Percentage") at such time and (b) the aggregate amount of such indebtedness of Ashton guaranteed by EGL, Inc. at any time not exceeding $2,000,000 in aggregate amount. Each of EGL, Inc. and its Subsidiaries party hereto hereby represents and warrants or covenants (as applicable) to or with the Agent and the Lenders that each of the conditions set forth in clauses (a) and (b) preceding is being satisfied as of the date of this Agreement and will continue to be satisfied at all times hereafter.

                                    ARTICLE 3

                                   Amendments

         Section 3.1 Amendment to Definition of the Term "Adjusted Tangible Assets". Effective as of the Amendment Date, the definition of the term "Adjusted Tangible Assets" is amended and restated to read in its entirety as follows:

                  " 'Adjusted Tangible Assets' means, as applied to any Person, all of such Person's assets except: (a) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (b) Restricted Investments; (c) unamortized debt discount and expense; (d) assets constituting Intercompany Accounts; and (e) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date; provided, however, that, on and after the date of the consummation of the MIF Acquisition, the amount of intangible assets of EGL Eagle Global Logistics L.P. attributable to the assets acquired pursuant to the MIF Acquisition for purposes of this definition shall be the greater of (a) the remainder of (i) the actual amount of such intangible assets recorded in accordance with GAAP as a result of the MIF Acquisition minus (ii) $13,000,000 or (b) $10,000,000."

         Section 3.2 Amendments to Annex A of the Credit Agreement. Effective as of the Amendment Date, the following amendments are hereby made to Annex A of the Credit Agreement:

                  (a) The term "MIF Acquisition" and the following definition thereof are hereby added to Annex A of the Credit Agreement (which term shall appear in alphabetical order in such Annex A) to read in their entirety as follows:


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 4

                           " 'MIF Acquisition' means the acquisition by EGL
                  Eagle Global Logistics L.P. of substantially all of the business operations and assets of Sig M. Glukstad, Inc., Chamsey Transfer, Inc. and Surf Carriers, Inc. as consented to by the Majority Lenders."

                  (b) Clause (c) of the definition of the term "Permitted Acquisition" is hereby amended and restated to read in its entirety as follows:

                           "(b) subject to the succeeding proviso, the cash
                  purchase consideration paid in connection with such acquisition does not exceed $10,000,000, and the cash purchase consideration paid in connection with all acquisitions during the term of this Agreement does not exceed $25,000,000; provided, however, that the aggregate amount of cash purchase consideration paid in connection with all acquisitions, other than the MIF Acquisition, consummated on or after March 31, 2003 shall not exceed $5,000,000;".

                                    ARTICLE 4

                                   Conditions

         Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                           (i) Amendment Documents. This Amendment and any other
                  instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Loan Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                           (ii) Additional Information. The Agent shall have
                  received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby;

                           (iii) Amendment Fee. The Borrowers shall have paid to
                  the Agent, for the benefit of the Lenders executing and delivering to the Agent a copy of this Amendment, a fee with respect to the consents, waivers and amendments included herein in the amount of $100,000; and

                           (iv) Expenses. The Borrowers shall have paid to the
                  Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 5

                  (b) The representations and warranties contained herein, in the Credit Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent; and

                  (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

                                    ARTICLE 5

                                  Miscellaneous

         Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the Loan Parties, the Agent, and the Lenders agrees that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 5.2 Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Loan Party and will not violate such Loan Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

         Section 5.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

         Section 5.4. Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements,


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 6 documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

         Section 5.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES.

         Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agent, and the Lenders and their respective successors and assigns, except no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

         Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL OTHER PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 5.11 Intangible Assets relating to the MIF Acquisition. The Borrowers will, as soon as available and in any event on or before 60 days after the consummation of the MIF Acquisition, deliver to the Agent a report, in reasonable detail, which specifies and explains the amount of intangible assets recorded on the balance sheets of EGL Eagle Global Logistics L.P. and the Consolidated Members in connection with the MIF Acquisition.

                  [Remainder of page intentionally left blank.]


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 7

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Date specified in the introductory paragraph hereof.

                                               LOAN PARTIES:
                                               -------------

                                               EGL, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               By:  /s/ MARTA JOHNSON
                                               ---------------------------------
                                               Name: Marta Johnson
                                               Title: Secretary


                                               ALROD INTERNATIONAL, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President
                                               CIRCLE AIRFREIGHT JAPAN, LTD.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


                                               CIRCLE OVERSEAS CORP.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               CIRCLE INTERNATIONAL GROUP, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 8

                                               CIRCLE INTERNATIONAL HOLDINGS,
                                               INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


                                               CIRCLE INTERNATIONAL, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               DARRELL J. SEKIN & CO.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               By:  /s/ MARTA JOHNSON
                                               ---------------------------------
                                               Name: Marta Johnson
                                               Title: Secretary


                                               EAGLE MARITIME SERVICES, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               By:  /s/MARTA JOHNSON
                                               ---------------------------------
                                               Name: Marta Johnson
                                               Title: Secretary

                                               EAGLE PARTNERS, L.P.

                                               By:   EUSA HOLDINGS, INC.,
                                                     its General Partner

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President

                                               EAGLE USA IMPORT BROKERS, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 9

                                             EGL (CANADA) HOLDING COMPANY, INC.

                                             By:  /s/ELIJIO V. SERRANO
                                             -----------------------------------
                                             Name:  Elijio V. Serrano
                                             Title:  Senior Vice President


                                             EGL DELAWARE LIMITED LIABILITY
                                             COMPANY

                                             By:  /s/ELIJIO V. SERRANO
                                             -----------------------------------
                                             Name:  Elijio V. Serrano
                                             Title:  Senior Vice President

                                             By:  /s/ MARTA JOHNSON
                                             -----------------------------------
                                             Name: Marta Johnson
                                             Title: Secretary

                                             EGL EAGLE GLOBAL LOGISTICS, LP

                                             By:  EGL MANAGEMENT, LLC,
                                                  its Sole General Partner

                                             By:  /s/ELIJIO V. SERRANO
                                             -----------------------------------
                                             Name:  Elijio V. Serrano
                                             Title:  Senior Vice President

                                             By:  /s/ MARTA JOHNSON
                                             -----------------------------------
                                             Name: Marta Johnson
                                             Title: Secretary

                                             EGL MANAGEMENT, LLC

                                             By:  /s/ELIJIO V. SERRANO
                                             -----------------------------------
                                             Name:  Elijio V. Serrano
                                             Title:  Senior Vice President

                                             By:  /s/ MARTA JOHNSON
                                             -----------------------------------
                                             Name: Marta Johnson
                                             Title: Secretary


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 10

                                               EUSA HOLDINGS, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President



                                               EUSA PARTNERS, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President



                                               HARPER ROBINSON & CO., INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President



                                               J. R. MICHELS, INCORPORATED

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


                                               MAX GRUENHUT INTERNATIONAL, INC.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


                                               EGL EAGLE GLOBAL LOGISTICS
                                               (CANADA) CORP.

                                               By:  /s/ELIJIO V. SERRANO
                                               ---------------------------------
                                               Name:  Elijio V. Serrano
                                               Title:  Senior Vice President


CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 11

                                               AGENT:
                                               -----

                                               BANK OF AMERICA, NATIONAL
                                               ASSOCIATION

                                               By: /s/ STEVEN W. SHARP
                                               ---------------------------------
                                               Name: Steven W. Sharp
                                               Title: Vice President


                                               LENDERS:
                                               -------

                                               BANK OF AMERICA, NATIONAL
                                               ASSOCIATION

                                               By: /s/ STEVEN W. SHARP
                                               ---------------------------------
                                               Name: Steven W. Sharp
                                               Title: Vice President

                                               PNC BANK, NATIONAL ASSOCIATION

                                               By: /s/ LAWRENCE WEINSTEIN
                                               ---------------------------------
                                               Name: Lawrence Weinstein
                                               Title: Vice President


                                               TRANSAMERICA BUSINESS CAPITAL
                                               CORPORATION

                                               By: /s/ DENNIS C. SNYDER
                                               ---------------------------------
                                               Name: Dennis C. Snyder
                                               Title: Senior Vice President



CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT - Page 12